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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                -------------------------------------------------
                                February 16, 1998

                       BANC ONE AUTO GRANTOR TRUST 1996-A
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    New York
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         (State or other jurisdiction of incorporation or organization)


          333-1092
         333-1092-01                                  75-2270994
   ----------------------                   -----------------------------------
  (Commission File Number)                  (IRS Employer Identification Number)


c/o Bank One, Texas, N.A., as Servicer, Attn: Jeff Stewart,
            1717 Main Street, Dallas, Texas                            75201
-----------------------------------------------------------        -------------
       (Address of principal executive offices)                      (Zip Code)


                                 (214) 290-7437
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               Registrant's telephone number, including area code

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

Item 5.  Other Events

         On February 16, 1998, the Banc One Auto Grantor Trust 1996-A (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the Trust's Class A 6.10% Asset Backed Certificates and Class B 6.25% Asset Backed Certificates. Exhibit 99.1 of this Form 8-K, the Monthly Statement and certain additional information, was distributed to the Certificateholders of record.

         This report on Form 8-K is being filed in accordance with a no-action letter dated August 16, 1995 issued by the staff of the Division of Corporate Finance of the Securities and Exchange Commission to Bank One, Texas, N.A., as originator and servicer of Banc One Auto Trust 1995-A. Consistent with such no-action letter, the Trust is hereby filing the Monthly Statement and certain additional information reflecting the Trust's activities for the Interest Period from January 15, 1998 through February 13, 1998 and for the Collection Period from January 1, 1998 through January 31, 1998.


Item 7.  Exhibits

         See page 4 for Exhibit Index.

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                 BANC ONE AUTO GRANTOR TRUST 1996-A

                                 By:  Bank One, Texas, N.A.
                                 As Servicer on behalf of the Trust


                                 By:        /s/ Jeff Stewart
                                        -----------------------
                                         Jeff Stewart
                                         Vice President

Date: February 10, 1998

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                                 EXHIBIT INDEX


Exhibit    Description                                                    Page
-------    -----------                                                    ----

99.1       Monthly Statements and Additional Information..................5-13